June 20, 2011

THE DREYFUS/LAUREL FUNDS TRUST
-DREYFUS EQUITY INCOME FUND

Supplement to Prospectus
dated October 1, 2010

     The following information supersedes and replaces any contrary information contained in the second sentence of the second paragraph in the section of the fund’s Prospectus entitled “Fund Details - Goal and Approach”:

     The fund’s investment process is designed to provide investors with broad exposure to the investment characteristics and different sectors of the Standard & Poor’s 500® Composite Stock Price Index (S&P 500 Index) with an emphasis on higher dividend paying stocks within each market segment.

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